Leader Short-Term Bond Fund

Class A Shares

a series of the Northern Lights Fund Trust

Supplement dated April 27, 2009

to Prospectus dated October 20, 2008

Effective April 27, 2009, Class A Shares of the Leader Short-Term Bond Fund (the "Fund") will no longer impose a sales charge (load) on purchases.  Furthermore, the Fund’s Class A Shares are hereby renamed “Investor Class Shares.” The following additional changes have been made to the Fund’s Prospectus dated October 20, 2008:

Under "FEES AND EXPENSES" on page 8 of the Fund’s Prospectus, the entire section is hereby deleted and replaced with the following:

Fees and Expenses

The table below describes the fees and expenses that you pay if you buy and hold Investor Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum sales charge (load) imposed on purchases	None
Maximum sales charge (load) imposed on reinvested dividends	None
Maximum deferred sales charge (load)	None
Redemption Fee (1)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Investor Class Shares
Management Fees	0.75%
Distribution (12b-1) and Shareholder Servicing Fees	0.50%
Other Expenses (2)	0.26%
Fee Waiver/ Expense Reimbursement Recapture(3)	0.14%
Acquired Fund Fees and Expenses(4)	0.06%
Total Annual Fund Operating Expenses	1.71%

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same.  Please note that the figures below are based on the Fund’s net expenses after giving effect to the expense limitation in the agreement described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$174	$539	$928	$2,019

(1) If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2) These expenses, which include custodian, administration, transfer agency and other customary fund expenses, are based on estimated amounts for the Fund’s current fiscal year.

(3) This amount is estimated based on fees waived and expenses reimbursed by the Advisor that are currently subject to recapture in accordance with the terms of the expense limitation agreement described below. The Advisor has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund (excluding brokerage fees and commissions, Distribution Fees, Acquired Fund Fees and Expenses, taxes and extraordinary expenses), do not exceed 1.35% of the Fund’s average net assets through September 30, 2009. The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and expenses it paid.  The Advisor is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed, including with respect to the Predecessor Fund and the Original Fund, without causing Fund operating expenses (excluding brokerage fees and commissions, Distribution Fees, Acquired Fund Fees and Expenses, taxes and extraordinary expenses) to exceed 1.35% of the Fund’s average net assets.  Any such reimbursement is subject to the Board of Trustees’ review and approval.

(4) The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table.  Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other investment companies (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value (“NAV”).  Please note that the Total Annual Fund Operating Expenses in the table above will not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.

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Under "SHAREHOLDER INFORMATION" on pages 10 and 11 of the Fund’s Prospectus, the sections titled “Sales Charge Information” and “Sales Charge Reduction and Waivers” are hereby deleted in their respective entireties.

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You should read this Supplement in conjunction with the Prospectus dated October 20, 2008, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-800-711-9164.

Please retain this Supplement for future reference.

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